                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12

                                   FAFCO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:
               N/A
               -----------------------------------------------------------------

        (2)    Aggregate number of securities to which transaction applies:
               N/A
               -----------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               N/A
               -----------------------------------------------------------------

        (4)    Proposed maximum aggregate value of transaction:
               N/A
               -----------------------------------------------------------------

        (5)    Total fee paid:
               N/A
               -----------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:
               N/A
               -----------------------------------------------------------------

        (2)    Form, Schedule or Registration Statement No.:
               N/A
               -----------------------------------------------------------------

        (3)    Filing Party:
               N/A
               -----------------------------------------------------------------

        (4)    Date Filed:
               N/A
               -----------------------------------------------------------------

                                   FAFCO, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 28, 2001

TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of FAFCO, Inc., a California corporation (the "Company"), will be held on Thursday, June 28, 2001 at 3:00 p.m., local time, at the Company's executive offices, 435 Otterson Drive, Chico, California, 95928-8207 (telephone (530) 332-2100) for the following purposes:

        1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

        2. To ratify the appointment of Burr, Pilger & Mayer as the independent auditors of the Company for the fiscal year ending December 31, 2001.

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only shareholders of record at the close of business on May 15, 2001 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

        All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                            Sincerely,


                                            Alex N. Watt, Secretary

Chico, California
May 30, 2001

                                   FAFCO, INC.

                                 PROXY STATEMENT


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of FAFCO, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Thursday, June 28, 2001 at 3:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices, 435 Otterson Drive, Chico, California, 95928-8207. Its telephone number at that address is (530) 332-2100.

        These proxy solicitation materials were mailed on or about May 30, 2001 to all shareholders entitled to vote at the meeting.

RECORD DATE AND OUTSTANDING SHARES

        Shareholders of record at the close of business on May 15, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 691 shareholders of record.

        At the Record Date, 3,854,791 shares of the Company's Common Stock, $0.125 par value, were issued and outstanding. The only person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of the Record Date was Freeman A. Ford. See "ELECTION OF DIRECTORS--Security Ownership."

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

        Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (five) multiplied by the number of shares held by such shareholder, or distribute such number of votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been properly placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

        The cost of this solicitation will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners in accordance with applicable regulations. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, telecopy or electronic mail.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

        The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

        While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal since the shareholder has expressly declined to vote on such proposal. Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal on which the broker has expressly not voted. Accordingly, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

SHAREHOLDER PROPOSALS

        Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's next annual meeting of shareholders and that such shareholders desire to have included in the Company's proxy statement relating to such meeting must be received by the Company no later than January 30, 2002 (120 calendar days prior to the anniversary of the mailing date of this proxy statement) in order to be considered for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.

        If a shareholder wishes to present a proposal at the Company's annual meeting in the year 2001 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the shareholder must give advance notice to the Company prior to April 15, 2002 (45 calendar days prior to the anniversary of the mailing date of this proxy statement) in order to be timely. If a shareholder gives notice of such a proposal after that deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company's year 2002 annual meeting.

        The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES

        A Board of five directors is proposed to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting (if it is invoked) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his successor has been elected and qualified.

        The names of the nominees, and certain information about them, are set forth below.

            NAME OF NOMINEE               AGE            PRINCIPAL OCCUPATION           DIRECTOR SINCE
----------------------------------      -------  -----------------------------------   ----------------
Freeman A. Ford...................         60    Chairman of the Board, President            1972
                                                 and Chief Executive Officer of the
                                                 Company

William A. Berry(*)...............         62    Senior Vice President and Chief             1974
                                                 Financial Officer of the Electric
                                                 Power Research Institute, an energy
                                                 industry research consortium

Robert W. Selig, Jr.(*)...........         61    President of Davis Instruments              1974
                                                 Corporation, a manufacturer and
                                                 distributor of marine and weather
                                                 equipment

William F. Chisholm...............         32    Management Consultant at Bain &             1999
                                                 Company, an international strategy
                                                 consulting firm

David F. Ford.....................         33    President of Danger! Books, a book          1999
                                                 publisher and distributor
----------

(*) Member of Audit Committee

        Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. Except as set forth below, there is no family relationship between any directors, director nominees or executive officers of the Company.

        Mr. Freeman Ford is also a director of H.B. Fuller Company.

        From April 1992 to May 1996, Mr. Berry served as Senior Vice President and Chief Financial Officer of Compression Labs, Inc., a supplier of video-conferencing equipment. In May 1996, Mr. Berry joined the Electric Power Research Institute, an energy industry research consortium, as Senior Vice President and Chief Financial Officer.

        From January 1994 to August 1996, Mr. Chisholm attended Wharton Business School where he received a Master of Business Administration degree. Since joining Bain & Company, an international strategy consulting firm, in August 1996, Mr. Chisholm has served as a management consultant. Mr. Chisholm is the son-in-law of Mr. Freeman A. Ford, Chairman of the Board, President and Chief Executive Officer of the Company.

        From February 1993 to January 1995, Mr. David Ford served as Managing Editor of Beach Magazine, an outdoor recreation-focused publication. In February 1995, Mr. David Ford joined the H.B. Fuller Company as a Communications Specialist and served in that capacity until May 1997, after which Mr. David Ford assumed the position of Marketing Analyst, and remained in that capacity until May 1998. Since February 1996, Mr. David Ford has managed and served as President of Danger! Books, a book publisher and distributor. Mr. David Ford is the son of Mr. Freeman A. Ford, Chairman of the Board, President and Chief Executive Officer of the Company.

RECOMMENDATION

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE COMPANY'S NOMINEES FOR DIRECTOR.

VOTE REQUIRED

        The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

SECURITY OWNERSHIP

        The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date by (1) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (2) each director and nominee for director, (3) the current executive officers of the Company named in the Summary Compensation Table below, and (4) all current directors and executive officers as a group:

                                                                       SHARES OF COMMON STOCK
                                                                         BENEFICIALLY OWNED
                                                                --------------------------------
                                                                  NUMBER OF          PERCENT OF
NAME OF BENEFICIAL OWNER                                          SHARES(1)           TOTAL(2)
---------------------------------------------------             -------------       ------------
Freeman A. Ford....................................              2,076,096(3)           52.7%
c/o FAFCO, Inc.
435 Otterson Drive
Chico, California 95928-8207

Alex N. Watt.......................................                108,950(4)            2.8%

David K. Harris....................................                 90,334(5)            2.3%

Robert W. Selig, Jr................................                 48,528(6)            1.3%

William A. Berry...................................                 22,500(7)            *

William F. Chisholm................................                 22,750(8)            *

David F. Ford......................................                 36,812(9)            *

All current directors and executive officers as a                2,446,937(10)          58.7%
   group (8 persons)

----------

* Less than 1%.

    (1) Except as otherwise indicated in the footnotes to this table or as otherwise provided by community property laws, the beneficial owner has sole voting and investment power with respect to all shares.

    (2)  Based on shares of Common Stock outstanding as of the Record Date.

    (3) Includes (i) 298,000 shares held of record by trusts for the benefit of Freeman Ford's children, for which he and his spouse serve as trustees and as to which shares he disclaims beneficial ownership, (ii) 449,344 shares jointly owned by Freeman Ford and his spouse, and (iii) 82,250 shares issuable upon exercise of options held by Freeman Ford exercisable within 60 days of the Record Date.

    (4) Includes (i) 88,764 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Watt and (ii) 1,000 shares held by Mr. Watt and Sandra S. Watt as joint tenants.

    (5) Includes 76,085 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Harris.

    (6) Includes (i) 15,000 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Selig, and (ii) 5,700 shares held by trusts for the benefit of Mr. Selig's children, as to which he disclaims beneficial ownership.

    (7) Includes 15,000 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Berry.

    (8) Includes (i) 4,000 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date by Mr. Chisholm and (ii) 18,750 shares jointly owned by Mr. Chisholm and his wife.

    (9) Includes 4,000 shares issuable upon exercise of outstanding options held by David Ford exercisable within 60 days of the Record Date.

    (10) Includes (i) 275,959 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by four executive officers (one of whom is also a director), and (ii) 38,000 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by four outside directors.


        By virtue of his position as Chairman of the Board, President and Chief Executive Officer of the Company and his beneficial ownership of approximately 52.7% of the Company's Common Stock as of the Record Date, Freeman A. Ford may be deemed to be a "parent" and/or "control person" of the Company within the meaning of the rules and regulations promulgated under the Securities Act of 1933, as amended. Freeman Ford can elect a majority of the Board of Directors and controls any shareholder vote that does not require a supermajority with respect to which his shares are eligible to be voted. In addition, Freeman A. Ford, his son (David F. Ford) and his son-in-law (William F. Chisholm) comprise three out of five directors of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely on its review of the copies of Forms 3, 4 and 5 received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 2000, all filing requirements under Section 16(a) of the Securities Exchange Act applicable to its officers, directors and 10% shareholders were complied with.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors of the Company held a total of two (2) meetings during the year ended December 31, 2000 (the "Last Fiscal Year").

        The Audit Committee of the Board of Directors, which currently consists of outside directors Berry and Selig, held one (1) meeting during the Last Fiscal Year. This Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

        There is no compensation committee or nominating committee or any committee performing those functions. During the Last Fiscal Year, no director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and the committees on which such director served.

EXECUTIVE COMPENSATION

        The following table sets forth certain information regarding compensation paid by the Company for services rendered during the Last Fiscal Year to the Company by the Chief Executive Officer and the other executive officers of the Company who received salary and bonus compensation of $100,000 or more in the Last Fiscal Year (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                      ANNUAL COMPENSATION                AWARDS
                                             ---------------------------------------- ------------
                                                                        OTHER ANNUAL   SECURITIES     ALL OTHER
                                                                        COMPENSATION   UNDERLYING   COMPENSATION
 NAME AND PRINCIPAL POSITION        YEAR      SALARY($)     BONUS($)       ($)(1)      OPTIONS(#)     ($) (2)
------------------------------     ------    -----------   ----------  -------------- ------------ ---------------
Freeman A. Ford ..............      2000      $156,000      $      0             0             0      $  1,662
   Chairman of the Board,           1999       155,793         4,569             0        25,000         1,662
   Chief Executive Officer          1998       147,525        52,569             0             0         1,662

Alex N. Watt .................      2000       137,035             0             0             0         2,218
   Executive Vice President         1999       131,779         3,865             0        25,000         2,218
                                    1998       122,978        51,771             0             0         2,218

David K. Harris ..............      2000       143,633             0             0             0           542
   Vice President Sales and         1999       131,779         3,865             0        25,000           494
   Marketing                        1998       131,360        43,771             0             0           414

__________

(1) Under applicable SEC rules, perquisites are excluded if the aggregate value is less than the lesser of $50,000 or 10% of the Executive officer's salary plus bonus.

(2) Represents life insurance premiums paid by the Company on behalf of Messrs. Ford, Watt and Harris.


        The Company did not make any grant of stock options to the Named Executive Officers during the Last Fiscal Year.

        The following table sets forth information regarding the value of all unexercised stock options and warrants held by the Named Executive Officers as of the end of the Last Fiscal Year.


               AGGREGATED OPTION EXERCISED IN LAST FISCAL YEAR AND
                    FISCAL YEAR-END OPTION AND WARRANT VALUES

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING                  IN-THE-MONEY
                                                                UNEXERCISED               OPTIONS/WARRANTS AT
                                                            OPTIONS/WARRANTS AT              FISCAL YEAR-END
                                SHARES                      FISCAL YEAR-END (#)                   ($)(1)
                              ACQUIRED ON     VALUE     ---------------------------     ---------------------------
            NAME              EXERCISE(#)    REALIZED   EXERCISABLE / UNEXERCISABLE     EXERCISABLE / UNEXERCISABLE
-------------------------     -----------    --------   ---------------------------     ---------------------------
Freeman A. Ford..........           0          N/A            314,250 / 4,000                      N/A
Alex N. Watt.............           0          N/A             84,764 / 4,000                      N/A
David K. Harris..........           0          N/A             72,085 / 4,000                      N/A

----------

(1) Based on the last reported sale price for the Company's Common Stock for the last trading day prior to 2000 fiscal year-end of $0.10, all outstanding options and warrants were underwater.

DIRECTOR COMPENSATION

        Directors who are not employees of the Company are entitled to receive directors' fees in the amount of $750 for each board meeting attended and $750 for each committee meeting attended, provided that such committee meeting is held on a different day than that of the board meeting. Directors who are not employees of the Company are also entitled to an annual retainer of $4,000.

        The Board of Directors has adopted and the shareholders of the Company have approved the 1991 Directors' Stock Option Plan (the "Directors' Plan") pursuant to which each non-employee director of the Company is automatically granted a nonstatutory stock option to purchase 10,000 shares (a "Director's Option") on the later to occur of the date of adoption of the Plan (April 15,
1991) or the date of his or her appointment or election to the Board. Each Director's Option has a term of ten years and becomes exercisable as to 20% of the shares subject thereto on each anniversary date of its grant. In May 1999, Messrs. William Chisholm and David Ford each received an automatic grant of a Director's Option to purchase 10,000 shares of Common Stock at $0.50, the fair market value on the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        By virtue of his position as Chairman of the Board, President and Chief Executive Office of the Company and his beneficial ownership of approximately 52.7% of the Company's Common Stock as of the Record Date, Freeman A. Ford may be deemed to be a "parent" and/or "control person" of the Company within the meaning of the rules and regulations promulgated under the Securities Act of 1933, as amended. See "ELECTION OF DIRECTORS -- Security Ownership."

        During 2000, Freeman A. Ford, David F. Ford (Freeman A. Ford's son) and Kimberley Ford Chisholm (Freeman A. Ford's daughter and William Chisholm's spouse) exercised options to purchase 240,000, 18,750 and 18,750 shares of FAFCO Common Stock, respectively. The exercise price paid by each of these individuals was $.125 per share of Common Stock.


                          REPORT OF THE AUDIT COMMITTEE

        The Board of Directors maintains an Audit Committee comprised of two of the Company's outside directors. The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for preparing the financial statements and maintaining the Company's financial reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's Annual Report Form 10-K for the year ended December 31, 2000 with management including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Board has adopted a written Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A.

        The Committee reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, "Communication with Audit Committees". In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

        The Committee also discussed with the Company's independent auditors the overall scope and results of their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held one meeting with the auditors in regards to their audit of the annual financial statements for the year ended December 31, 2000.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. The Committee and the Board also recommended, subject to stockholder approval, the reappointment of Burr, Pilger & Mayer, as the Company's independent auditors for the year ending December 31, 2001.

                                             Respectfully Submitted by:

                                             William A. Berry
                                             Robert W. Selig, Jr.

                                   PROPOSAL 2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected Burr, Pilger & Mayer, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. Burr, Pilger & Mayer audited the Company's financial statements for the Last Fiscal Year. Representatives of Burr, Pilger & Mayer are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

FEES BILLED TO THE COMPANY BY BURR, PILGER & MAYER

    Audit Fees:

        Audit fees billed to the Company by Burr, Pilger & Mayer during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB, totaled $36,973.

    Financial Information Systems Design and Implementation Fees:

        The Company did not engage Burr, Pilger & Mayer to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

    All Other Fees:

        Fees billed to the Company by Burr, Pilger & Mayer during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services totaled $8,304.

        Stockholder ratification of the selection of Burr, Pilger & Mayer as the Company's independent public accountants is not required by the Company's by-laws or other applicable legal requirement. However, the Board is submitting the selection of Burr, Pilger & Mayer to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider its selection. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

RECOMMENDATION

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF BURR, PILGER & MAYER AS THE COMPANY'S AUDITORS FOR FISCAL 2001 AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

        The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                             THE BOARD OF DIRECTORS

Dated:  May 30, 2001

                                   APPENDIX A
                                   ----------

                                   FAFCO, INC.
                             AUDIT COMMITTEE CHARTER


PURPOSES:

        The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the corporation, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

        In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

        The Audit Committee will consist of two to three members of the Board, all of whom shall be independent directors. The members of the Audit Committee will be appointed by and will serve at the discretion of the Board of Directors.

RESPONSIBILITIES:

        The responsibilities of the Audit Committee shall include:

        1. Nominating the independent auditors;

        2. Reviewing the plan for the audit and related services;

        3. Reviewing audit results and financial statements;

        4. Overseeing the adequacy of the corporation's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls.

        5. Overseeing compliance with the Foreign Corrupt Practices Act;

        6. Overseeing compliance with SEC requirements for disclosure of auditor's services including auditor independence and audit committee members and activities;

        7. Reviewing related party transactions for potential conflicts of interest.

        In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the

Committee's examinations and recommendations including recommending to the Board of Directors approving the filing of the Company's annual report to the Securities and Exchange Commission on Form 10-K.

MEETINGS:

        The Audit Committee will meet at least one time per year with the Auditors and with management to review the audit results and the audited financial statements, to discuss with the auditors the matters required by Statement on Auditing Standards No. 61, and to review and discuss with the Auditors the matters required by Independence Standards Board Statement No. 1 and consider the compatibility of non-audit services with the Auditor's independence.

        The Audit Committee will also meet quarterly, or will designate one of its members to meet quarterly, with the Auditors and with management to review the quarterly financial statements prior to their filing with the Securities and Exchange Commission.

        The Audit Committee shall insure open communications between the Auditors and the Audit Committee at all times.

REPORTS:

        The Audit Committee shall prepare a written report to the Board of Directors based on its meeting with the Auditors and its review of the audited financial statements, which report shall be incorporated into the Board minutes and shall be printed in the Annual Meeting Proxy to the stockholders of the Company.

MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                  FAFCO, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 28, 2001

    The undersigned shareholder of FAFCO, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the 2001 Annual Meeting of Shareholders of the Company to be held on June 28, 2001 at 3:00 p.m., local time, at the Company's principal place of business, 435 Otterson Drive, Chico, California, 95928-8207 (telephone (530) 332-2100), and hereby revokes all previous proxies and appoints Freeman A. Ford and Alex N. Watt, or either of them, with full power of substitution, as Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner specified below:

1. Election of Directors

   Nominees:

   Freeman A. Ford, William A. Berry, Robert W. Selig, Jr., David F. Ford, William F. Chisholm

 [ ] FOR all nominees    [ ] WITHHELD from all nominees    [ ] FOR all nominees
                  except any whose name is crossed out above.

2. Proposal to ratify the appointment of Burr, Pilger & Mayer as the independent auditors of the Company for the fiscal year ending December 31, 2001.
                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

    In their discretion, the Proxies are entitled to vote as they deem advisable upon such other matters as may properly come before the meeting or any adjournments thereof.

                  (Continued and to be signed on reverse side)

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND THE PROPOSAL LISTED ON THE REVERSE SIDE AND WILL BE VOTED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXIES DEEM ADVISABLE.

                                             Dated , 2001

                                             -----------------------------------
                                                          Signature

                                             -----------------------------------
                                                          Signature

                                              I plan to attend the meeting: [ ]
                                             -----------------------------------

                                             (This proxy should be marked, dated
                                             and signed by each shareholder
                                             exactly as such shareholder's name
                                             appears hereon, and returned
                                             promptly in the enclosed envelope.
                                             Persons signing in a fiduciary
                                             capacity should so indicate. A
                                             corporation or other entity is
                                             requested to have this proxy signed
                                             in its name by its President or
                                             other authorized officer, with the
                                             office held designated. If shares
                                             are held by joint tenants or as
                                             community property, both holders
                                             should sign.)

                                             TO ENSURE YOUR REPRESENTATION AT
                                             THE ANNUAL MEETING, PLEASE MARK,
                                             SIGN AND DATE THIS PROXY AND RETURN
                                             IT AS PROMPTLY AS POSSIBLE.